UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2010

ACE LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

Zurich, Switzerland CH-8001

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the company’s 2010 annual general meeting, the company’s shareholders approved the ACE Limited 2004 Long-Term Incentive Plan, as amended through the fifth amendment (the “LTIP”). As a result, the total number of shares reserved for delivery under the LTIP increased by 11.6 million shares. A more complete description of the LTIP is contained in Company’s proxy statement dated April 5, 2010, as filed with the Securities and Exchange Commission, under the heading “Approval of ACE Limited 2004 Long-Term Incentive Plan as Amended through the Fifth Amendment,” which is hereby incorporated herein by reference. For the full text of the LTIP, see Exhibit 10 hereto, which is hereby incorporated herein by reference.

Item 5.03 Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year

At the company’s 2010 annual general meeting, the company’s shareholders approved amendments to its Articles of Association relating to the treatment of abstentions and broker non-votes and relating to authorized share capital, as further described in the company’s proxy statement dated April 5, 2010. The company’s amended and restated Articles of Association containing these amendments will become effective with publication in the Swiss Commercial Gazette, retroactive to their registration in the daily register of the Canton of Zurich, Switzerland on May 20, 2010. A copy of the amended and restated Articles of Association is attached hereto as Exhibit 3 and incorporated herein by reference.

At the company’s 2010 annual general meeting, the company’s shareholders also approved amendments to the company’s Articles of Association in conjunction with their approval of payments of a dividend in the form of distribution through par value reduction, as further described in the company’s proxy statement dated April 5, 2010. Those amendments to the Articles of Association will become effective with the registration of each quarterly par value reduction in the Swiss Commercial Register.

Item 5.07	Submission of Matters to a vote of Security Holders

The company convened its annual general meeting of shareholders on May 19, 2010 pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1.1	Election of Robert M. Hernandez

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
186,984,225	68,908,896	1,125,038	10,732,700

1.2	Election of Peter Menikoff

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
187,643,214	68,249,764	1,125,181	10,732,700

1.3	Election of Robert Ripp

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
187,724,950	68,168,509	1,124,700	10,732,700

1.4	Election of Theodore E. Shasta

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
255,838,277	1,124,982	54,900	10,732,700

2.	Amendment of the Articles of Association relating to the treatment of abstentions and broker non-votes

Shares Voted For	Shares Voted Against	Shares Abstained
267,320,441	251,613	178,805

3.1	Approval of the annual report

Shares Voted For	Shares Voted Against	Shares Abstained
267,399,459	128,769	222,631

3.2	Approval of the statutory financial statements of ACE Limited

Shares Voted For	Shares Voted Against	Shares Abstained
267,281,125	172,187	297,547

3.3	Approval of the consolidated financial statements

Shares Voted For	Shares Voted Against	Shares Abstained
267,376,502	137,056	237,301

4.	Allocation of disposable profit

Shares Voted For	Shares Voted Against	Shares Abstained
267,269,774	378,812	102,273

5.	Discharge of the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained
263,321,592	938,659	3,490,608

6.	Amendment of the Articles of Association relating to authorized share capital for general purposes

Shares Voted For	Shares Voted Against	Shares Abstained
258,821,775	8,233,367	695,717

7.1	Election of PricewaterhouseCoopers AG (Zurich) as the company’s statutory auditor until the company’s next annual ordinary general meeting

Shares Voted For	Shares Voted Against	Shares Abstained
266,913,591	789,065	48,203

7.2	Ratification of appointment of independent registered public accounting firm PricewaterhouseCoopers LLP (United States) for purposes of United States securities law reporting for the year ending December 31, 2010

Shares Voted For	Shares Voted Against	Shares Abstained
266,906,502	785,517	58,840

7.3	Election of BDO AG (Zurich) as special auditing firm until the company’s next annual ordinary general meeting

Shares Voted For	Shares Voted Against	Shares Abstained
267,440,321	166,506	144,032

8.	Approval of the ACE Limited 2004 Long-Term Incentive Plan as amended through the fifth amendment

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
167,887,505	89,023,462	107,192	10,732,700

9.	Approval of the payment of a dividend in the form of a distribution through reduction of the par value of our shares

Shares Voted For	Shares Voted Against	Shares Abstained
266,711,655	883,431	155,773

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
3	Articles of Association of the company as amended and restated

4	Articles of Association of the company as amended and restated (Incorporated by reference to Exhibit 3)

10	ACE Limited 2004 Long-Term Incentive Plan (as amended through the Fifth Amendment)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE LIMITED

By:	/S/ ROBERT F. CUSUMANO
Robert F. Cusumano
General Counsel

DATE: May 21, 2010

EXHIBIT INDEX

Exhibit Number	Description
3	Articles of Association of the company as amended and restated

4	Articles of Association of the company as amended and restated (Incorporated by reference to Exhibit 3)

10	ACE Limited 2004 Long-Term Incentive Plan (as amended through the Fifth Amendment)